                         SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of
          the Securities Exchange Act of 1934 (Amendment No.   )


Filed by registrant    /x/
Filed by a party other than the registrant   / /

Check the appropriate box:
   / / Preliminary proxy statement
   /x/ Definitive proxy statement
   / / Definitive additional materials
   / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12



                      LONG ISLAND LIGHTING COMPANY
               --------------------------------------------
               (Name of Registrant As Specified In Charter)


                      LONG ISLAND LIGHTING COMPANY
           ----------------------------------------------------
           (Name of Person(s) Filing the Information Statement)


Payment of Filing Fee (Check the appropriate box):

   /x/ $125 per Exchange Act Rule 0-11(c)(1)(ii), or 14A-6(i)(1),
       or 14a-6(j)(2).
   / / $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
   / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1)

     (4) Proposed maximum aggregate value of transaction:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, schedule or registration statement no.:


     (3) Filing Party:

     (4) Date Filed:

- ------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[LOGO] LILCO      LONG ISLAND LIGHTING COMPANY
                  EXECUTIVE OFFICES: 175 EAST OLD COUNTRY ROAD
                  o HICKSVILLE, NEW YORK 11801


          WILLIAM J CATACOSINOS
  CHAIRMAN AND CHIEF EXECUTIVE OFFICER


                                                                  April 12, 1995

Dear Shareowner:

     You are cordially invited to the Annual Meeting of Long Island Lighting Company Shareowners, scheduled to be held at 3:00 P.M., on Wednesday, May 24, 1995 at the Westbury Music Fair, Brush Hollow Road, Westbury, New York 11590. Your Board of Directors and management hope that many shareowners will find it convenient to attend the Annual Meeting and look forward to personally greeting those able to be present.

     At this year's Annual Meeting, holders of Common Stock are being asked to elect twelve Directors and ratify the appointment of Ernst & Young LLP as independent auditors for 1995.

     If you plan to attend the Annual Meeting, please bring the enclosed admission card or proof of ownership. If your shares are held through a bank or brokerage firm, please request a letter or some other evidence of ownership from your bank or firm as well as proper authorization if you wish to vote your shares in person.

     Regardless of the size of your holdings, it is important that your shares are represented and voted, whether or not you can join us at this Annual Meeting. Therefore, please promptly sign, date and return the enclosed proxy card. Your cooperation in complying with this request is greatly appreciated.

     Thank you.

                                       On behalf of the Board of Directors,

                                       Sincerely,

                                       /s/ W. J. Catacosinos

[LOGO] LILCO      LONG ISLAND LIGHTING COMPANY
                  EXECUTIVE OFFICES: 175 EAST OLD COUNTRY ROAD
                  o HICKSVILLE, NEW YORK 11801

  KATHLEEN A. MARION
  CORPORATE SECRETARY
         and
   VICE PRESIDENT OF
  CORPORATE SERVICES

                                                                  April 12, 1995

                                ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS
                                ---------------

     The Annual Meeting of Shareowners of Long Island Lighting Company will be held at the Westbury Music Fair, Brush Hollow Road, Westbury, New York 11590, at 3:00 P.M., on Wednesday, May 24, 1995.

     The purposes of the Annual Meeting are: (i) to elect twelve Directors; (ii) to ratify the appointment of Ernst & Young LLP as independent auditors for the year 1995 and (iii) to take action on such other business as may properly come before the Annual Meeting.

     Only Common Stock shareowners of record at the close of business on April 4, 1995 are entitled to notice of and are eligible to vote at the Annual Meeting and at all postponements or adjournments thereof.

     Please mark, sign and date the enclosed proxy card and return it promptly in the postpaid return envelope provided, whether or not you expect to attend the Annual Meeting. Returning the proxy card will not affect your right to vote in person at the Annual Meeting should you decide to attend.

                                          By Order of the Board of Directors,

                                          /s/ KATHLEEN A. MARION

                                          KATHLEEN A. MARION

                                          Corporate Secretary

                                PROXY STATEMENT

                               TABLE OF CONTENTS

INTRODUCTION............................................................................     1

VOTING..................................................................................     1

ITEM ONE--ELECTION OF DIRECTORS.........................................................     3

BOARD OF DIRECTORS......................................................................     8

REPORT OF THE COMPENSATION AND MANAGEMENT
  APPRAISAL COMMITTEE ON EXECUTIVE COMPENSATION.........................................    10

STOCK PERFORMANCE GRAPH.................................................................    12

COMPENSATION PAID TO EXECUTIVE OFFICERS.................................................    13

SECURITY OWNERSHIP OF MANAGEMENT........................................................    17

TRANSACTIONS WITH MANAGEMENT AND OTHERS.................................................    18

ITEM TWO--APPOINTMENT OF INDEPENDENT AUDITORS...........................................    19

ADDITIONAL INFORMATION..................................................................    20

                              [INSERT LETTERHEAD]

                                PROXY STATEMENT
                                       OF
                          LONG ISLAND LIGHTING COMPANY
                                ---------------
                     ANNUAL MEETING TO BE HELD MAY 24, 1995
                                ---------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Long Island Lighting Company (the 'Company') for the Annual Meeting of Shareowners to be held on May 24, 1995 (the 'Annual Meeting') and at all postponements or adjournments thereof. The Company anticipates that mailing of the proxy material to its shareowners entitled to notice of and to vote at the Annual Meeting will commence on or about April 12, 1995.

                                     VOTING

     The presence, in person or by proxy in writing, of the holders of a majority of the outstanding shares of the Common Stock of the Company entitled to vote at the Annual Meeting shall constitute the quorum required before action can be taken at the Annual Meeting. In the absence of a quorum, the Annual Meeting may be adjourned. Only holders of record of Common Stock at the close of business on April 4, 1995 (the 'Record Date') are eligible to vote at the Annual Meeting and at all postponements or adjournments thereof.

     The Company has furnished to each holder of Common Stock a proxy card upon which the names of three of the Company's Directors, Phyllis S. Vineyard, John
H. Talmage and Basil A. Paterson constituting the Proxy Committee, appear as proxies to vote as each shareowner directs on the card. If a shareowner wishes to give a proxy to someone other than the Proxy Committee, the shareowner may cross out the names of the members of the Proxy Committee appearing on the proxy card, insert the name or names of another person or persons (not more than three) and make, if necessary, other appropriate changes providing unambiguous instructions to the person or persons named. The Company reserves the right to limit the number of persons named as proxy by a shareowner who may attend the Annual Meeting.

     Proxies shall be voted in accordance with the instructions given by the shareowner. To be voted, properly signed and dated proxy cards should be: (i) received by mail prior to the Annual Meeting by The Corporation Trust Company, P.O. Box 631, Wilmington, Delaware 19899, the independent Inspector of Election for the Annual Meeting, or (ii) delivered in person at the Annual Meeting to representatives of the Inspector of Election. Shareowners who hold shares through a brokerage firm should return their proxy cards directly to that firm well in advance of the Annual Meeting for their shares to be voted.


     Each proxy card shows the number of shares of Common Stock registered in the shareowner's name as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote at the Annual Meeting, except with respect to the election of Directors described on page three. If the shareowner is also a participant in the Company's Automatic Dividend Reinvestment Plan (the 'ADRP'), the proxy card shows separately the number of shares of Common Stock held by the shareowner in the ADRP. The voting instructions given on the proxy card provide that any shares owned by the shareowner in the ADRP shall be voted in the same manner as the shares owned by the shareowner and registered in the shareowner's own name. If the shareowner is a participant in the ADRP and there are no shares registered in the shareowner's own name, the proxy card shows the number of shares credited to the shareowner's account in the ADRP.

     If the shareowner signs the proxy card without providing restrictions or instructions as to how the person or persons named are directed to vote with respect to any Item, or with respect to other matters which may properly come before the Annual Meeting on which the shareowner is entitled to vote, then the shares will be voted in accordance with the recommendations of the Board of Directors. The proxy confers discretionary authority to vote on certain shareowner proposals, on certain matters related to the election of Directors, on matters incident to the conduct of the meeting, including adjournments thereof, and on any other matters that may come before the meeting. The New York Stock Exchange has informed the Company that all of the matters to be considered at this meeting are considered 'discretionary' items upon which brokerage firms holding shares in street or nominee name may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions ten days prior to the Annual Meeting.

     To ensure the presence of the required number of shares for voting, the Board of Directors urges all shareowners to mark, sign, date and return their proxy cards promptly. A shareowner who has mailed a proxy may also attend the Annual Meeting and vote in person. Shareowners attending the Annual Meeting whose shares are held through a bank or brokerage firm should bring with them evidence of their holdings, such as an account statement, and, in order to be eligible to vote, a validly executed and properly notarized power of attorney from such bank or brokerage firm. A shareowner may revoke a previously given proxy before it is exercised at any time prior to the closing of the polls at the Annual Meeting. The shareowner may revoke a proxy before it is exercised by writing to the Inspector of Election, c/o Corporate Secretary, 175 East Old Country Road, Hicksville, New York 11801, by submitting a later dated proxy (in either case, provided that the revocation is received prior to the Annual Meeting) or by voting in person at the Annual Meeting.

                       ITEM ONE -- ELECTION OF DIRECTORS

     All Directors are elected annually by the cumulative voting method. Proxies given to members of the Proxy Committee pursuant to this solicitation will be voted cumulatively for the election of one or more persons named below to elect the maximum number of the Company's nominees or as otherwise directed. The holders of Common Stock are entitled to cast as many votes as shall equal the number of their shares held on the Record Date multiplied by the number of

Directors to be elected by them, which, for the purposes of this election, would be twelve votes for each share. The votes may be cast for a single Director, for any number of them, or for all of the Directors in any manner that the shareowner may choose. Directors shall be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Abstentions and votes not cast by brokers and nominees are not included for purposes of determining the number of votes cast, but are counted for purposes of determining whether a quorum is present at the meeting.

     Currently, all nominees are Directors. If elected, the twelve persons named below will hold office for one year or until their successors are duly elected or chosen and qualified. Should any of the persons hereinafter named advise the Corporate Secretary of the Company prior to the Annual Meeting that they will be unable to serve after being elected, the shares will be voted for the election of such other person or persons as the present Board of Directors may recommend to the Proxy Committee. The Company does not anticipate that any of the nominees named herein for election by the holders of Common Stock will be unable to serve the full term of office to which they may be elected.

     THE COMPANY RECOMMENDS A VOTE FOR THE TWELVE PERSONS NAMED BELOW TO SERVE AS MEMBERS OF THE BOARD OF DIRECTORS. THE COMPANY'S NOMINEES FOR ELECTION AS DIRECTORS ARE:

- --------------------------------------------------------------------------------

WILLIAM J. CATACOSINOS--Age 65
Chairman of the Board,                                          Director since 1978
Chief Executive Officer and President                           LILCO shares owned                          9,300
                                                                Board/Board committee attendance             100%

Chairman--Executive Committee

     Chairman of the Board of Directors and Chief Executive Officer of the Company since January 1984; President of the Company from March 1984 to January 1987 and from March 1994 to present. Resident of Mill Neck, Long Island. Received bachelor of science degree and masters degree in business administration and a doctoral degree in economics from New York University. Member, boards of U. S. Life Corporation; Austin International Communications; Edison Electric Institute; Long Island Association; German American Chamber of Commerce; Business Alliance for a New, New York and a member of the Advisory Committee of the Huntington Township Chamber Foundation. Former chairman and chief executive officer of Applied Digital Data Systems, Inc., Hauppauge, New York, a manufacturer of computer and related products. Previously served as chairman of the board and treasurer of Corometric Systems, Inc. of Wallingford, Connecticut and assistant director at Brookhaven National Laboratory. Member, boards of Utilities Mutual Insurance Company from November 1985 through December 1994 and Ketema, Inc. from June 1988 through December 1994. Ketema is a diversified manufacturer of, among other things, electrical and aerospace equipment. In compliance with Section 305(b) of the Federal Power Act, Dr. Catacosinos had authorization to hold the position of an officer or director of a public utility and at the same time the position of an officer or director of a firm that supplies electrical equipment to such public utility.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

PHYLLIS S. VINEYARD--Age 71
Representative to Non-Governmental                              Director since 1974
Organization of the United Nations                              LILCO shares owned                            732
                                                                Board/Board committee attendance             100%

Member--Executive Committee,
Nuclear Oversight Committee and the
Planning and Environment Committee

     Past chair of the Population Institute, Washington, D.C. and presently its representative to the Non-Governmental Organization ('NGO') of the United Nations. Member of the NGO Committees on Population and Development and the Status of Women. Member of the Executive Committee of the United Nations Association for the United States. Policy board member of New York State's Early Childhood Investment Fund. Director of the Long Island Community Foundation, a co-founder of the Corporate Initiative for Child Care and Elder Care; emeritus director of the Regional Plan Association. Served from 1978-1988 on the Old Westbury College Council, State University of New York. Served as president of the Suffolk Community Council, the Women's Education and Counseling Service, the New York State Health Coordinating Council and the Suffolk Division of the Nassau-Suffolk Health Systems Agency.

- --------------------------------------------------------------------------------

JOHN H. TALMAGE--Age 65
Partner, H. R. Talmage & Son Farm                               Director since 1982
Riverhead, New York                                             LILCO shares owned                            532
                                                                Board/Board committee attendance             100%

Chairman--Nominating Committee
Member--Executive Committee and the Compensation and Management Appraisal Committee

     Graduate of the College of Agriculture and Life Sciences, Cornell University. Chairman, board of directors, H.P. Hood, Inc. of Boston, Massachusetts since 1980; president since 1992 and director since 1960, Friar's Head Farm, Inc.; director, Agway, Inc. since 1967, Curtice Burns Foods, Inc., 1969 to 1984 and Suffolk County Federal Savings and Loan Association, 1975 to 1982.

- --------------------------------------------------------------------------------


BASIL A. PATERSON--Age 68
Partner, Law Firm of                                            Director since 1983
Meyer, Suozzi, English and Klein, P.C.                          LILCO shares owned                            864
                                                                Board/Board committee attendance             100%

Chairman--Audit Committee
Member--Executive Committee

     Received juris doctorate from St. John's University School of Law. Served as Secretary of State of New York from 1979 to 1982, as Deputy Mayor of New York City and as a New York State Senator. Partner in the law firm of Meyer, Suozzi, English and Klein, P.C., Mineola, New York. Served as a professor at a number of universities; member of the board of editors of the New York Law Journal; member, New York State Commission on Judicial Nomination; commissioner, the Port Authority of New York and New Jersey.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

GEORGE BUGLIARELLO--Age 68
Chancellor, Polytechnic University                              Director since 1990
                                                                LILCO shares owned                            500
                                                                Board/Board committee attendance              79%

Chairman--Compensation and Management
Appraisal Committee
Member--Executive Committee and
Nuclear Oversight Committee

     Received doctor of science degree in engineering from Massachusetts Institute of Technology and several honorary degrees from other institutions. President of Polytechnic University from 1973 to July 1994, presently holds the position of Chancellor. Member, board of directors of the Lord Corporation, Symbol Technologies, Comtech Telecommunications Corp., the Teagle Foundation, the Jura Corp., the Greenwall Foundation and Spectrum Information Technologies, Inc. Member of the Council on Foreign Relations and National Academy of Engineering. Fellow, the American Society of Civil Engineers, the American Association for the Advancement of Science and the New York Academy of Medicine. Chairman, Board of Infrastructure and Constructed Environment, National Research Council. Previously held a NATO Senior Faculty Fellowship at the Technical University of Berlin and the chairmanship on the Committee on Science, Engineering and Public Policy of the American Association for the Advancement of Science. Former member of the Scientific Committee of the Summer School on Environmental Dynamics in Venice.

- --------------------------------------------------------------------------------

GEORGE J. SIDERIS--Age 68
Retired Senior Vice President,                                  Director since 1991
Long Island Lighting Company                                    LILCO shares owned                          3,883
                                                                Board/Board committee attendance             100%

Chairman--Nuclear Oversight Committee
Member--Nominating Committee and
Planning and Environment Committee

     Received bachelors degree in economics from New York University. Self-employed as a management and financial consultant, 1981-1984. Joined the Company in 1984 as Vice President of Finance and Chief Financial Officer. Became Senior Vice President of Finance in 1987 and retired in January 1992. Member, board of directors of Utilities Mutual Insurance Company through December 1994. Previously served as a vice president of Qualpeco Services, Inc., and as a vice president and chairman of the Northeast Operations Group of U.S. Industries,
Inc.
- --------------------------------------------------------------------------------

A. JAMES BARNES--Age 52
Dean, Indiana University School                                 Director since 1992
of Public and Environmental Affairs                             LILCO shares owned                            500
                                                                Board/Board committee attendance             100%

Chairman--Planning and Environment Committee
Member--Compensation and Management
Appraisal Committee

     Received undergraduate degree from Michigan State University and juris doctorate from Harvard Law School. Served as General Counsel of the U.S. Department of Agriculture from 1981 to 1983, as General Counsel of the U.S. Environmental Protection Agency from 1983 to 1984 and as Deputy Administrator of the Agency from 1985 to 1988. Previously was a partner in the law firm of Beveridge, Fairbanks and Diamond, Washington, D.C. and also served with the U.S. Department of Justice. Joined the Indiana University School of Public and Environmental Affairs as its Dean in 1988.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

RICHARD L. SCHMALENSEE--Age 51
Director, Massachusetts Institute of Technology                 Director since 1992

Center for Energy and Environmental Policy Research             LILCO shares owned                            100
                                                                Board/Board committee attendance              77%

Member--Compensation and Management
Appraisal Committee and
Planning and Environment Committee

     Received doctoral degree in economics and bachelor of science degree in economics, politics and science from the Massachusetts Institute of Technology ('MIT'). Visiting Professor at Harvard Business School from 1985 to 1986. Served as area head for Economics, Finance and Accounting at MIT's Sloan School of Management and as chairman of the School's Doctoral Program Committee prior to 1989. Served as member of the President's Council of Economic Advisors from 1989 to 1991. Currently director of the MIT Center for Energy and Environmental
Policy Research. Consultant to a variety of government agencies and private firms through the National Economic Research Associates Inc. on a range of issues including aspects of utility regulation.
- --------------------------------------------------------------------------------

RENSO L. CAPORALI--Age 61
Former Chairman and CEO,                                        Director since 1992
Grumman Corporation                                             LILCO shares owned                            965
                                                                Board/Board committee attendance             100%

Member--Audit Committee and
Nuclear Oversight Committee

     Received doctorate and two masters degrees in Aeronautical Engineering from Princeton University and a masters of mechanical engineering degree and bachelor of civil engineering degree from Clarkson College of Technology. Served as President of Grumman Corporation's Aircraft Systems Division since 1985, Vice Chairman of Corporate Technology 1988 to 1990 and Chairman and Chief Executive Officer from 1990 to June 1994. Serves on two Princeton University Advisory Councils. Consultant to and member of the board of directors of Northrop-Grumman from June 1994 to March 1995. Former Chairman of the Aerospace Industries Association's Board of Governors and Executive Committee. Director of Clarkson University; former director of the Long Island Association. Former member of the American Society of Mechanical Engineers' Advisory Board, Naval Aviation
Industry Council, New York State Business Council, International Executive
Service Corps Advisory Council and the National Academy of Engineering.
- --------------------------------------------------------------------------------

PETER O. CRISP--Age 62                                          Director since 1992
President, Venrock, Inc.                                        LILCO shares owned                          1,000
                                                                Board/Board committee attendance              93%

Member--Nominating Committee and

Audit Committee

     Received bachelors degree from Yale University and masters degree in business administration from Harvard Business School. General Partner, Venrock Associates, a venture capital limited partnership, since 1969. President,
Venrock, Inc., the corporation which manages Venrock Associates, since 1980. Director of American Superconductor Corporation, Apple Computer, Inc., Evans & Sutherland Computer Corporation, Thermo Power Corporation, Thermedics Inc.,
Thermo Electron Corporation, ThermoTrex Corporation and U.S. Trust Corporation
as well as a number of other private companies. Member of the boards of the Memorial Sloan Kettering Cancer Center and North Shore University Hospital.
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

KATHERINE D. ORTEGA--Age 60
Former Treasurer of the United States                           Director since 1993
                                                                LILCO shares owned                            683
                                                                Board/Board committee attendance             100%

Member--Nominating Committee and
Audit Committee

     Received bachelor of arts degree in business and economics from Eastern New Mexico University and three honorary doctor of law degrees and an honorary doctor of social science degree. Treasurer of the United States from 1983 to
1989. Served as a commissioner of the Copyright Royalty Tribunal, a member of the President's Advisory Committee on Small and Minority Business and an
alternate representative to the United Nations General Assembly. Member of the board of directors of Diamond Shamrock, Inc., The Kroger Company, Ralston Purina Company, Paul Revere Corporation, Rayonier Inc., Catalyst and Quest
International. Member of the Comptroller General's Consultant Panel.
- --------------------------------------------------------------------------------

VICKI L. FULLER--Age 37
Senior Vice President,                                          Director since 1994
Alliance Capital Management Corporation                         LILCO shares owned                            300
                                                                Board/Board committee attendance              80%

     Received bachelors degree at Roosevelt University and masters degree in business administration at the University of Chicago and is a Certified Public Accountant. Served as an associate in Morgan Stanley and Co.'s corporate finance department from 1981 to 1983. Served as a rating officer at Standard & Poor's Corporation from 1984 to 1985. Joined Equitable Capital Management Corporation ('ECM') in 1985 as a senior investment manager, holding various positions including Managing Director from 1989 to 1993. Vice President of Alliance

Capital Management Corporation ('Alliance'), which acquired ECM, from 1993 to 1994; currently holds the position of Senior Vice President of Alliance. Member of the Board of Trustees of North Carolina Agricultural & Technology University. In compliance with Section 305(b) of the Federal Power Act, Ms. Fuller has authorization to hold the position of an officer or director of a public utility and at the same time the position of an officer or director of a firm that is authorized to underwrite or participate in the marketing of the securities of a public utility.
- --------------------------------------------------------------------------------

                               BOARD OF DIRECTORS

     The business and affairs of the Company are managed under the direction of its Board of Directors. The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company rather than the day-to-day management of its operations.

     At the Board meetings, the directors generally discuss significant developments affecting the Company and take action on various matters including the declaration of dividends, the review and approval of the Company's corporate goals, business plans, earnings plan, expense and capital budgets and other financial and securities related matters. The Board also approves the annual report to shareowners, the annual report on Form 10-K and the proxy statement. Members of the Board are kept informed of the Company's business by various reports and documents sent to them each month, as well as by reports presented at meetings of the Board and its committees by officers and employees of the Company and other individuals, if required. Directors also perform their responsibilities throughout the year by numerous personal meetings and other communications, including frequent telephone conversations with the Chairman and other Directors regarding all matters of importance to the Company.

     The Board of Directors, which generally meets every other month and conducts special meetings as required, met a total of ten times during 1994. In addition, the various standing committees of the Board, which are described in greater detail below, met a total of fifteen times in 1994. The Company's By-laws provide that the Board consist of not less than seven nor more than fifteen directors. The number of directors, as may be fixed from time to time by the Board, is currently set at twelve.

COMPENSATION PAID TO DIRECTORS

     The annual retainer fee paid to each Director in 1994 was $25,000, except for Dr. Catacosinos who, as an Officer of the Company, does not receive compensation for serving as a Director. The fee paid to each Director who is not also an Officer of the Company for attending each meeting of the Board of Directors or of one of its committees was $500.

     The Company has entered into consulting agreements with Winfield E. Fromm, Lionel M. Goldberg and Eben W. Pyne, former Directors of the Company, naming them Consulting Directors. These agreements provide that each Consulting Director will advise and counsel the Board and any of its committees on various matters and will receive an annual retainer of $25,000 plus an additional $500 for each Board or committee meeting attended. Consulting Directors do not have the right to vote at meetings of the Board or at meetings of committees of the Board.

     Directors may elect to defer the receipt of any portion of their compensation under the Deferred Compensation Plan for Directors. Amounts deferred may be allocated to a deferred compensation account. Each participating Director's account accrues interest, compounded quarterly, at the prime rate plus 1/2%. The Deferred Compensation Plan is unfunded and any accounts under the Plan will be general obligations of the Company. Distributions from a deferred compensation account commence upon termination of membership on the Board of Directors, death or disability, or at a date previously designated by the participating Director. Distributions from the deferred compensation account may be made by lump-sum payment or annually over either a five or ten-year period. Currently, none of the Directors are participating in the Deferred Compensation Plan.

     The Company has a Retirement Plan for Directors, providing benefits to Directors who are not or who have not been Officers of the Company. Directors who have served in that capacity for more than five years qualify as participants under the Plan. The Plan provides for a monthly benefit equal to one-twelfth of the highest annual retainer paid to each participant. A full benefit is available for participants who serve for ten years with a reduction of one-sixtieth for each month of service less than ten years. Under the Plan, payment of benefits is to begin when the Director ceases to serve as a Director or Consulting Director or reaches age 65, whichever is later. Currently, each of the Company's Consulting Directors as well as Messrs. Paterson and Talmage and Mrs. Vineyard would be entitled to be paid full benefits were they to cease to serve as Consulting Directors or Directors at this time. Benefits are provided on a straight-life annuity basis except that if the Director is married at the time benefits begin, a joint and 50% survivor benefit may be paid on an actuarially equivalent basis. The benefits are unfunded and are general obligations of the Company.

     The Company entered into an agreement in 1987 with Mr. Sideris, while he was an Officer of the Company, which provides retirement benefits supplementing the benefits to which he is entitled under the Company's Retirement Income and Supplemental Death and Retirement Benefits Plans, both discussed below. The Company has established a trust for the payment of the retirement benefits. Notwithstanding the creation of the trust, the Company continues to be primarily liable for the retirement benefits and the trust will make such payments to the extent that the Company does not.

     Pursuant to the New York Business Corporation Law and the Company's By-laws, the Company has entered into agreements with its Directors and Officers providing for indemnification and advancement of expenses in defending certain actions or proceedings in advance of their final disposition subject to refund if they are found not to be entitled to indemnification. The Company has established a trust, the Long Island Lighting Company Officers' and Directors' Protective Trust, to fund the Company's obligations under these agreements.


COMMITTEES OF THE BOARD OF DIRECTORS

     The Board has established six standing committees to assist it in performing its duties. The principal responsibilities of each committee are described below. Each committee reports to the Board all action taken either by written report or at a subsequent Board meeting. The Director biography portion of this Proxy Statement identifies the members of the various committees.

     The Executive Committee, composed of five members, has the authority during the intervals between regular Board meetings to exercise all the powers of the Board, except for certain powers reserved exclusively to the Board, which includes the power to submit matters to shareowners for approval. The Executive Committee met six times during 1994.

     The Audit Committee, which met three times during 1994, is composed of four outside Directors and is responsible for the substantive review of the scope and results of the independent auditors' examination, the internal audit activity of the Company and other pertinent auditing and internal control matters. The Audit Committee also recommends to the Board of Directors the appointment of outside auditors.

     The Nuclear Oversight Committee, which met twice during 1994, is composed of four members and is responsible for reviewing and assessing all of the nuclear activities of the Company.

     The Compensation and Management Appraisal Committee, which met once during 1994, is composed of four outside Directors and is authorized to review and recommend to the Board of Directors compensation levels of the Company's Directors and Officers. In addition, this Committee reviews the procedures involved in establishing management compensation.

     The Nominating Committee consists of four members and determines criteria for qualification and selection of Directors and provides the Board of Directors with recommendations relating to the Director selection process. It evaluates possible candidates for the Board of Directors and assists in attracting qualified candidates. The Nominating Committee met once during 1994. Shareowners wishing to recommend candidates for nomination to the Board of Directors should submit to the Corporate Secretary of the Company the name, a statement of qualifications and the written consent of the candidate. Recommendations may be submitted at any time and will be brought to the attention of the Nominating Committee.

     The Planning and Environment Committee, which met twice during 1994, consists of four members and reviews the Company's general and environmental objectives, strategies and plans, considers and recommends various options and opportunities available to the Company for its long-term growth and development and monitors its progress toward the accomplishment of its goals.

              REPORT OF THE COMPENSATION AND MANAGEMENT APPRAISAL
                      COMMITTEE ON EXECUTIVE COMPENSATION


     The disclosure contained in this section of the Proxy Statement shall not be deemed incorporated by reference into any prior filing by the Company pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporate future filings or portions thereof (including this Proxy Statement or any part thereof).

     The Compensation and Management Appraisal Committee reviews and recommends to the Board of Directors the compensation levels of the Company's Directors and Officers. The Committee is made up entirely of outside Directors. Its members are George Bugliarello, A. James Barnes, Richard L. Schmalensee and John H. Talmage. The Committee uses an outside consultant, the Hay Group, to annually review the compensation levels of the Company's top executives. In addition, management also supplies comparisons to industry data.

EXECUTIVE COMPENSATION PHILOSOPHY

     In contrast to other utility companies, the Company continues a very conservative approach to executive compensation. General industry, and the utility sector in particular, has moved aggressively over the past year in expanding their utilization of annual and long-term incentives as part of executive compensation. In contrast, the Company has continued to utilize base salary only. The Compensation Committee, although aware that a majority of utilities and industrial companies have executive compensation programs that combine base salary with annual and long-term incentives, particularly stock options, nevertheless has for each year, including 1994, concluded that base-salary-only compensation best met the expectations of the Company's customers, its regulators and other stakeholders.

     Annually, the Compensation Committee considers the need to reassess its compensation philosophy. The Committee recognizes the increased value that the management team brings to the Company. It understands the need to retain, motivate and attract a strong leadership team that can meet the Company's short and long-term strategic objectives. Accordingly, it seeks to ensure that the executive compensation program supports the long-term objectives of the Company and its stakeholders to restore the Company to financial health and to meet the competitive challenges of the future by delivering unparalleled service and aggressively controlling costs.

     In recent years, the Compensation Committee has set as an objective its intention to review the use of incentives and other variable performance-based pay programs in order to link executive pay and enhancements to performance and customer service. In 1994, reflecting investor concerns about the industry-wide impact of competition and continuously high and increasing rates for electricity and gas, utility stock prices nationwide, including those of the Company, dropped significantly as represented in the stock performance graph on page 12. In this climate of increased competition, the Compensation Committee is closely studying incentive compensation programs in order to maintain the competitiveness of the Company's executive compensation program and ensure the retention and attraction of a strong management team to lead the Company through these and other challenges ahead.

     Determination of Executive Salary Levels: The base-salary-only compensation philosophy governed the Compensation Committee's deliberations in late 1993 when it set Dr. Catacosinos' compensation for 1994 and when, during

1994, it considered increases in compensation of the Company's other executives. The Committee uses the Hay Group to annually review the compensation levels of the Company's top executives relative to the external marketplace, including the compensation paid to the chief executive officers ('CEO's') of nine Northeast utility companies (the 'Hay Group Utilities'). Two of these utilities are also included in the Standard & Poor's Electric Utility Index shown in the performance graph on page 12. The Committee also reviews the results of Edison Electric Institute's Annual Compensation Survey of 118 utilities (the 'EEI Utilities'), and considers the compensation paid to the CEO's of other New York utilities as well.

     The Company's executive compensation policy is to set a base salary range for each executive position with a midpoint that is at the average of the compensation paid to the executives of the Hay Group Utilities. The Committee annually considers the competitiveness of these ranges relative to the external comparisons mentioned above and approves adjustments to the salary ranges. Individual salary increases within those ranges are then subjectively determined based on several factors. These factors include the competitiveness of the individual's current base salary, the overall financial performance of the Company, the executive's individual accomplishments during the year and the length of time in his or her position. The decisions regarding increases in executive compensation for 1994 were influenced by the improvements in the Company's financial health, through the end of 1993, moderated by the Company's desire to control its operations and maintenance expenses to support its December 1993 electric rate case filing discussed below. Annual adjustments granted in 1994 to the Executive Officers named in the compensation table on page 13, other than Dr. Catacosinos, including increases associated with taking on increased responsibilities and promotions ranged from 0% to 13.2%.

     CEO Compensation: The 1994 total compensation paid to Dr. Catacosinos was significantly below the average total compensation paid to the CEO's of both the EEI Utilities and the Hay Group Utilities and was consistent with the total compensation paid to the CEO's of the New York utilities based on the relative size of these utilities. The increase granted to Dr. Catacosinos in 1994 was in recognition of his strong leadership and the weak competitive position of his total compensation and, yet, only brought his total compensation to the average levels of the base salaries of his peers for the prior year, many of whom, unlike Dr. Catacosinos, were also beneficiaries of performance incentive awards.

     Specifically, of the nine other EEI Utilities with annual revenues between $2 and $3 billion, Dr. Catacosinos' 1993 base salary was $534,000 while the 1993 average total compensation, which includes bonuses and other incentive awards paid to the CEO's of these companies, was $631,484. Long Island Lighting Company remains the only company in this revenue group with neither an annual nor long-term executive incentive plan. Among the Hay Group Utilities, Dr. Catacosinos' total compensation of $534,000 remained well below the average base compensation of $587,000 paid to the CEO's in this group for the year 1993, despite his 8.4% base salary increase in 1994. His 1994 total compensation was approximately 30% below the average total compensation of $764,900, which includes bonuses and other incentive awards, paid in 1993 to the CEO's of the

Hay Group's Utilities.

     In reviewing his performance in late 1993, the Committee considered his strategies and initiatives to address competitive factors impacting the electric and gas industries. Throughout the year, the Company pursued an aggressive program to contain operations and maintenance expenses. Most notably, in December 1993, the Company filed an electric rate case that provided for two years without increases in base rates and for a third year with an increase of only 4.3%, notwithstanding provisions in the 1989 Settlement resolving the Shoreham nuclear power station controversy that targeted increases of 4.5% to 5.0%. In addition, during 1993, dividends were increased 4 cents per share and aggressive refinancing of the Company's high cost securities continued, resulting in annual cash flow savings of $18 million. Budget expense 'targets' were underrun by 6.5%. The Company earned an additional 8.0 cents per share above the allowed rate of return through the New York State Public Service Commission Incentive Plan. Further, the quality of earnings was also improved significantly as the percentage of non-cash earnings dropped from 54% in 1992 to 11% in 1993.

     Thus, despite the improvements in the Company's financial condition under Dr. Catacosinos' leadership, and the 8.4% increase granted in 1994, Dr. Catacosinos total compensation remains well below the comparable average compensation paid to CEO's of the Northeast and national utilities and industry in general.

                                          George Bugliarello--Chairman
                                          John H. Talmage
                                          A. James Barnes
                                          Richard H. Schmalensee

                            STOCK PERFORMANCE GRAPH

      Set forth below is a graph comparing the cumulative return of Long Island Lighting Company, the Standard & Poor 500 Composite Stock Index ('S&P 500') and the S&P 24 Electric Utilities Index ('S&P 24') over the past five-year period. The graph assumes a $100 initial investment on December 31, 1989, and a reinvestment of dividends in Long Island Lighting Company and each of the companies reported in the indices.

                    LILCO              S&P 500         S&P 24
                    -----              -------         ------
     1989           $100                $100           $100
     1990           $113                 $97           $103
     1991           $139                $126           $134
     1992           $156                $136           $141
     1993           $157                $150           $159
     1994           $110                $152           $138

                    COMPENSATION PAID TO EXECUTIVE OFFICERS

     Summary Compensation Table: The following table illustrates the compensation paid by the Company during the past three years to each of its most highly compensated Executive Officers:

                                                                              LONG TERM COMPENSATION
                                                                         --------------------------------
                                             ANNUAL COMPENSATION                AWARDS
                                        ------------------------------   ---------------------
                                                             OTHER       RESTRICTED              PAYOUTS-       ALL
                                                             ANNUAL        STOCK      OPTIONS/     LTIP        OTHER
 NAME AND PRINCIPAL POSITION            SALARY    BONUS   COMPENSATION    AWARD(S)      SARS     PAYOUTS    COMPENSATION
OR NUMBER IN GROUP              YEAR    ($)(1)     ($)        ($)           ($)         (#)        ($)         ($)(2)
- ------------------------------  ----    -------   -----   ------------   ----------   --------   --------   ------------
William J. Catacosinos          1994    579,654(3)  0        N/A*          0            0          0           12,303
  CEO and President             1993    534,370(3)  0        N/A           0            0          0           13,854
                                1992    493,270(3)  0        N/A           0            0          0           13,962

James T. Flynn                  1994    235,178     0        N/A           0            0          0            2,116
  COO and Executive             1993    212,788     0        N/A           0            0          0            4,350
  Vice President                1992    194,395     0        N/A           0            0          0            5,498

Robert J. Grey                  1994    200,845(4)  0        N/A           0            0          0              480
  General Counsel               1993    193,746(4)  0      32,990          0            0          0            3,357
                                1992     86,720(4)  0      40,523          0            0          0            1,794

Edward J. Youngling             1994    169,512     0        N/A           0            0          0              591
  Senior Vice President--       1993    142,413     0        N/A           0            0          0            1,305
  Electric Business             1992    131,103     0        N/A           0            0          0              896
  Unit

Anthony Nozzolillo              1994    157,678     0        N/A           0            0          0              423
  Senior Vice President--       1993    129,413     0        N/A           0            0          0              770
  Finance                       1992    116,508     0        N/A           0            0          0              558

* N/A--Not Applicable.

- ------------------

Notes to Summary Compensation Table:

(1) The Company has in place separate 401(k) Capital Accumulation Plans for Non-Union and Union employees (the 'Plans'), both of which qualify for favorable tax treatment under the Internal Revenue Code of 1986 (the 'Code'). The Plans are designed to provide for salary reduction contributions by participants under Section 401(k) of the Code that permit employees to defer a portion of their current compensation and therefore a portion of their current federal and, in most instances, state and local income taxes. Although the Plans allow the Company to make matching contributions to these deferred amounts, no such matching contributions have been made to date. The amounts shown for annual salary in the Summary Compensation Table for each individual officer include amounts deferred by those individuals into the Plans.

(2) The Company has a noncontributory Supplemental Death and Retirement Benefits Plan for its Officers and certain other senior management employees. Currently, death benefits for the Chairman are five times his highest annual salary and, for each other Officer, three times their highest annual salary. The cost of life insurance, paid by the Company for coverage under this Plan, is included in All Other Compensation for each of the individuals listed. During 1992 and a portion of 1993 insurance coverage was provided by a group term life insurance policy. During the remaining portion of 1993 and for 1994, insurance coverage for these death benefits was provided by split-dollar life insurance policies on the life of each plan participant. The cost of the term insurance for 1992 and a portion of 1993 represents the average premium cost charged to the Company for all participants in the Supplemental Death and Retirement Benefits Plan. The amount shown for each participant represents, for the balance of 1993 and for 1994, the amount allocated to such participant for income tax purposes.

(3) A portion of Dr. Catacosinos' salary in each of these years has been deferred at his request and is reflected in the amounts shown.

(4) Mr. Grey resigned as General Counsel of the Company effective March 5, 1995. The amounts shown under Other Annual Compensation for 1993 and 1992 represent relocation allowances paid to him when he joined the Company in September 1992.

- ------------------

     Supplemental Death and Retirement Benefits Plan: Officers and certain other senior management employees eligible to participate in the Company's Supplemental Death and Retirement Benefits Plan are provided with death benefits, generally funded by life insurance, equal to five times the highest annual salary for the Chairman and President and three times the highest annual salary for each other Officer. Prior to retirement, participants elect either to receive continued death benefit coverage or to receive monthly retirement benefits, a partial lump-sum distribution, or a combination of each. For a participant who retires on or after age 65 and elects the death benefit, the death benefit coverage will be continued up to five times the highest annual salary for the Chairman and President and up to three times the highest annual salary for each Officer. For a participant who retires on or after age 65 and elects the monthly retirement income benefit, the annual retirement benefits payable under the 15-year certain option will be, for the Chairman and President, up to 25% of the highest annual salary and, for each other Officer, up to 15% of such Officer's highest annual salary, with other options available to make payment on an actuarially equivalent basis through a lifetime annuity, a joint and survivor annuity or an increasing income annuity. Retirement benefits under this Plan are not available to participants who retire prior to age 60. A participant will vest upon the earlier of attainment of age 60 with ten years of service or upon attainment of his or her normal retirement date. If a vested participant retires prior to age 65, reduced benefits are payable.

     The projected annual retirement benefits payable under the Supplemental Death and Retirement Benefits Plan utilizing the 15-year certain retirement income payment election for each of the individuals listed in the Summary Compensation Table at normal retirement age, 65, based upon compensation in effect for 1994, are as follows: Dr. Catacosinos, $144,702; Mr. Flynn, $35,700; Mr. Grey, $30,000; Mr. Youngling, $25,800; and Mr. Nozzolillo, $23,850. The terms of Dr. Catacosinos' employment agreement, discussed below, provide for his continued employment beyond normal retirement age. In addition, Dr. Catacosinos has made an assignment of his rights to death benefits and therefore will not receive the retirement benefits under this Plan.

     The Company recognizes the cost of these benefits, which are borne by the Company's shareowners, as an expense on its income statements for each year. The Company has also established a trust to provide for payments of its obligations to the participants in the Supplemental Death and Retirement Benefits Plan. Notwithstanding the creation of the trust, the Company continues to be primarily liable for the death or retirement benefits payable to the participants and is currently making such payments to such retired participants.

     Retirement Income Plan: Generally, all Company employees (except certain leased and part-time employees) are eligible for inclusion in the Retirement Income Plan upon completion of one year of employment with the Company. A participant will vest upon completion of five years of service. This Plan is currently noncontributory and provides fixed-dollar pension benefits.

     The Retirement Income Plan uses a career average pay formula which provides a credit for each year of participation in the retirement plan. For service before January 1, 1992, pension benefits are determined based on the greater of the accrued benefit as of December 31, 1991, or by multiplying a moving five-year average of plan compensation, not to exceed the January 1, 1992 salary, by a certain percentage determined by years of participation in the retirement plan at December 31, 1991. For service after January 1, 1992, pension benefits are equal to 2% of 'plan compensation' (as defined in the Plan) through age 49 and 2 1/2% thereafter. 'Plan compensation' is defined as the base rate of pay in effect on January 1 of each year and may differ from the amounts reported under the heading 'Salary' in the Summary Compensation Table. Any difference is primarily attributable to the timing of annual salary increases for the named executive officers which impacts the amount paid to such officer and reported for a given year.

     The following table shows the projected annual retirement benefit payable on a straight-life annuity basis pursuant to the Company's Retirement Income Plan to each of the individuals listed in the Summary Compensation Table at normal retirement age (which is the later of age 65 or five years of service), assuming continuation of employment to normal retirement date at the rate of plan compensation during 1994.


                                              ANNUAL RETIREMENT        CREDITED SERVICE             NORMAL
                                                 BENEFIT(1)             AS OF 12/31/94         RETIREMENT DATE
                                             -------------------      -------------------     ------------------
William J. Catacosinos                            $ 114,740           10 years 11 months      April 1, 1995(2)
James T. Flynn                                    $  55,693            8 years  3 months      January 1, 1999
Robert J. Grey                                    $ 106,733            2 years  4 months      September 1, 2015
Edward J. Youngling                               $ 124,178           26 years  9 months      August 1, 2009
Anthony Nozzolillo                                $ 114,418           22 years  6 months      September 1, 2013

- ------------------

(1) These Retirement Income Plan benefits may be limited at retirement by the maximum benefit limitation under Section 415 or the maximum compensation limitation under Section 401(a)(17) of the Code. The benefits shown have been calculated without the limitations. The Company has established the Retirement Income Restoration Plan of Long Island Lighting Company to restore qualified plan benefits which have been reduced pursuant to the Code. In the event that the retirement benefits are reduced by operation of either Section 415 or 401(a)(17) of the Code, the Company's Retirement Income Restoration Plan would provide payment of plan formula pension benefits which exceed those payable under the Code's maximum limitations. For 1994 the maximum benefit limit set by Section 415 and applicable to the amounts shown above was $118,800. For 1994 the maximum compensation limit set by Section 401(a)(17) and applicable to the amounts shown above was $242,280. For 1995 the maximum benefit limit set by Section 415 is $120,000 and the maximum compensation limit set by Section 401(a)(17) and to be utilized for Plan benefits accrued in 1995 is $245,000.
(2) Dr. Catacosinos' employment agreement, discussed below, provides for his continued employment beyond his normal retirement date.

- ------------------

     Agreements with Executives: Under the terms of an employment contract dated as of January 30, 1984, as amended (the 'Contract'), Dr. Catacosinos has agreed to serve as Chief Executive Officer of the Company until January 31, 1997. The Contract provides for a five-year consulting period following the termination of his employment (other than, except after a change in control, for cause). His consulting compensation will be 90% of his base annual salary at his retirement during the first two years, 75% of such salary during the third and fourth years and 50% of such salary during the fifth year. The Contract also provides for supplemental disability benefits. Dr. Catacosinos' employment under the Contract may be terminated by the Company for cause or for such other reason as the Board of Directors may, in good faith, determine to be in the best interests of the Company and by Dr. Catacosinos if he determines it to be in the best interests of the Company or for any reason after a change in control. The Contract also provides for vested Contract Retirement Benefits commencing at the earlier of Dr. Catacosinos' retirement or death, payable monthly to Dr. Catacosinos and his wife as a joint and survivor annuity with a minimum guaranteed period of ten years. The Contract Retirement Benefits in any year will be reduced by benefits payable under the Company's other retirement plans. The benefit will be based upon a formula that considers his age at retirement, his annual salary at time of retirement, the highest bonus he has received and the length of his service to the Company including service as a Director, employee or consultant. The benefit is also subject to certain annual cost of living adjustments. Assuming his retirement upon expiration of the Contract on January 31, 1997, the amount of the estimated retirement benefit payable under the Contract to Dr. Catacosinos as of January 1, 1998 (assuming continuation of his current salary) would be approximately $760,000. The Company has established trusts to provide for payments of its obligations under the Contract, the costs of which are borne by the Company's shareowners. Notwithstanding the creation of the trusts, the Company continues to be primarily liable for all amounts payable to Dr. Catacosinos and the trusts will make such payments to the extent that the Company does not.

     The Company has entered into individual employment agreements with each of its Officers to provide them with employment security and to minimize distractions resulting from personal uncertainties and risks of a change in control of the Company. Currently, the principal benefits under these agreements, payable if the Officer's employment is terminated for any reason (including voluntary resignation) within three years of an actual change in control, through acquisition or otherwise, prior to December 31, 1999, are: (i) severance pay equal to three years' salary; (ii) accelerated supplemental retirement benefits which are enhanced by three years of service; and (iii) continuation of life, medical and dental insurance for a period of three years. The costs associated with these arrangements will be borne by the Company's shareowners. Notwithstanding the creation of a trust to support payment of its obligations, the Company is primarily liable for the compensation and retirement benefits payable to the Officers and the trust will make such payments only to the extent that the Company does not.

     The Officers have also entered into indemnification agreements that are described below under the heading 'Transactions with Management and Others.'

     No Director or Officer or associate of any Director or Officer has any arrangement with any person with respect to any future employment by the Company or its affiliates other than those described herein.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The table below shows the number of shares of the Company's Common Stock beneficially owned, as of April 4, 1995, by each Director, each Officer listed in the Summary Compensation Table, and by all Directors and Officers as a group. The address of each of the Directors and Officers is: c/o Long Island Lighting Company, 175 East Old Country Road, Hicksville, New York 11801.

      NAME                                                                                         NUMBER OF SHARES
      ----                                                                                         ----------------
A. James Barnes.................................................................................           500
George Bugliarello..............................................................................           500
Renso L. Caporali...............................................................................           965

William J. Catacosinos..........................................................................         9,300
Peter O. Crisp..................................................................................         1,000
James T. Flynn..................................................................................         1,396
Vicki L. Fuller.................................................................................           300
Robert J. Grey..................................................................................           221
Anthony Nozzolillo..............................................................................            45
Katherine D. Ortega.............................................................................           683
Basil A. Paterson...............................................................................           864
Richard L. Schmalensee..........................................................................           100
George J. Sideris...............................................................................         3,883
John H. Talmage.................................................................................           532
Phyllis S. Vineyard.............................................................................           732
Edward J. Youngling.............................................................................         1,234
All Directors and Officers as a group,
  including those named above,
  a total of 31 persons.........................................................................        27,087

- ------------------

Notes to Security Ownership Table:

     The percentage of shares held by any one person, or all Directors and Officers as a group, did not exceed 0.05% of all outstanding shares of Common Stock.

     The number of shares shown above includes whole shares held under the Company's ADRP.

     The number of shares shown above includes Common Stock held or beneficially owned by a spouse, parent or child for which beneficial ownership is disclaimed as follows: Mr. Talmage, 287 shares.
- ------------------

     The following table sets forth certain information with respect to the shares of Preferred Stock and Common Stock owned by each person known by the Company to be the beneficial owner of more than 5% of such Preferred Stock and Common Stock as of December 31, 1994.

  TITLE OF                NAME AND                              PERCENTAGE
    CLASS                 ADDRESS                   OWNED        OF CLASS
  --------                --------                  -----       ----------
Common Stock   The Capital Group, Inc.            10,305,000       8.70%
               333 South Hope Street
               Los Angeles, CA 90071

Common Stock   Franklyn Resources, Inc.            6,648,000       5.61%
               777 Mariners Island Blvd.
               P.O. Box 7777
               San Mateo, CA 94404


     The Company has not been advised, nor is it aware, of any additional shares to which anyone has the right to acquire beneficial ownership.

     The Company is required to identify any Director, Officer, or person who owns more than ten percent of a class of equity securities who failed to timely file with the Securities and Exchange Commission (the 'SEC') a required report relating to ownership and changes in ownership of the Company's equity securities. Based on information provided to the Company by such persons, all Company Officers and Directors made all required filings during the fiscal year ended December 31, 1994. The Company does not know of any person beneficially owning more than 10% of a class of equity securities.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Indemnification of Directors and Officers: For many years prior to 1986, statutory provisions of the New York Business Corporation Law permitted corporations, including the Company, under certain circumstances in connection with litigation in which its Directors and Officers were defendants, to indemnify them for, among other things, judgments, amounts paid in settlement and reasonable expenses. To reimburse it when it has indemnified its Directors and Officers, the Company began in 1970, pursuant to statutory authorization, to purchase Director and Officer ('D&O') liability insurance in each year. D&O liability insurance also provides direct payment to the Company's Directors and Officers under certain circumstances when the Company has not previously provided indemnification. The Company has D&O liability insurance which it has purchased from Associated Electric & Gas Insurance Services Ltd. ('AEGIS'), Energy Insurance Mutual ('EIM'), Columbia Casualty, Steadfast Insurance Company, A.C.E. Insurance Company and XL Insurance Company, all with the effective date of August 26, 1994. The Company also has liability insurance effective July 1, 1994 purchased from AEGIS and EIM, which provides fiduciary liability coverage for the Company, its Directors, Officers and employees for any alleged breach of fiduciary duty under ERISA. The total annual premium for all these coverages was $1,653,993 in 1994.

     The Company's By-laws provide for the mandatory indemnification of Directors and Officers to the extent not expressly prohibited by the New York Business Corporation Law. In addition, the By-laws authorize the Board of Directors to grant indemnity rights to employees and other agents of the Company. Such provisions are effective as to all claims for indemnification, whether the acts or omissions giving rise to a claim for such indemnification occurred or the expenses for which indemnity is sought were incurred, before or after the provisions of the By-laws were adopted. One of the provisions of the By-laws authorized the Board of Directors to enter into indemnification agreements with any of the Company's Directors or Officers extending rights to indemnification and advancement of expenses to such person to the fullest extent permitted by applicable law. The Company has entered into such agreements, which are described under the heading 'Compensation Paid to Directors,' with each of its Directors and Officers. Pursuant to the terms of those agreements and the provisions of the By-laws, the Company has also established a trust to fund the Company's obligations under the agreements.

     The Company's Restated Certificate of Incorporation (the 'Certificate of

Incorporation') limits the personal liability of Directors for certain breaches of duty in such capacity pursuant to provisions of the New York Business Corporation Law. The Certificate of Incorporation does not bar litigation against Directors but provides that Directors are still required to defend themselves in litigation in which acts or omissions to act are alleged for which they might be held liable. Furthermore, the Certificate of Incorporation provides protection to Directors only and does not affect the liability of Officers of the Company for breaches of the fiduciary duties of care and loyalty.

                ITEM TWO--APPOINTMENT OF INDEPENDENT AUDITORS

     Ernst & Young LLP, 395 North Service Road, Melville, New York, audited the Company's 1994 financial statements. Audit related services performed by Ernst & Young LLP for 1994 consisted principally of the audit of the financial statements of the Company, the review of the unaudited quarterly financial statements and assistance and consultation in connection with filings with the SEC and the Federal Energy Regulatory Commission and in connection with the issuance of all securities.

     A representative of Ernst & Young LLP will be present at the Annual Meeting, shall have the opportunity to make a statement if he or she desires to do so and will be available to answer questions by shareowners concerning the financial statements of the Company.

     The appointment of auditors is approved annually by the Board of Directors and is subsequently submitted to the shareowners for ratification. The decision of the Board of Directors is based upon the recommendation of the Audit Committee of the Board of Directors. The Director biography portion of this Proxy Statement identifies the members of the Audit Committee. In making its recommendation, the Audit Committee reviews the audit scope for the coming year.

     The Board of Directors has, subject to ratification by holders of the outstanding shares of the Company's Common Stock, appointed Ernst & Young LLP as independent auditors for the year 1995. Ratification requires a favorable vote by a majority of the votes cast at a meeting of the holders of shares entitled to vote on the proposal. Abstentions and votes not cast by brokers and nominees are not included. Accordingly, the following resolution, identified on the proxy card as Item Two, will be proposed for ratification by such shareowners at the Annual Meeting:

       RESOLVED, that the appointment of Ernst & Young LLP by the Board of Directors of Long Island Lighting Company as independent auditors to audit the Company's 1995 financial statements and to perform other appropriate accounting services, is hereby ratified.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK VOTE FOR ITEM TWO TO RATIFY THE APPOINTMENT BY THE BOARD OF DIRECTORS OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR 1995.

                             ADDITIONAL INFORMATION

OTHER BUSINESS

     It is not anticipated that any business not otherwise discussed in this Proxy Statement will be presented at the Annual Meeting, and the Board was not aware, a reasonable time prior to this solicitation of proxies, of any other matters which may properly be presented for vote at the meeting. Should any other matter be presented at the Annual Meeting, the Proxy Committee will have discretionary authority to vote all proxies as they deem appropriate.

1996 SHAREOWNER PROPOSALS

     Proposals to be submitted by shareowners under the regulations of the SEC for consideration for inclusion in the Company's Proxy Statement relating to the 1996 Annual Meeting must be received by the Company at its offices at 175 East Old Country Road, Hicksville, New York 11801, Attention: Corporate Secretary, not later than December 12, 1995.

OUTSTANDING VOTING STOCK

     On April 4, 1995, the Record Date, there were 119,044,385 shares of Common Stock, 1,466,492 shares of Preferred Stock, $100 par value, and 22,658,000 shares of Preferred Stock, $25 par value, issued and outstanding. Holders of shares of Preferred Stock are not entitled to vote on any of the matters to be considered at this Annual Meeting. Holders of shares of Common Stock may vote on all matters. The stock books will not be closed.

SOLICITATION OF PROXIES

     Proxies may be solicited in person, by mail, by telephone, by telegraph or telefax. The cost of solicitation of Company proxies, which includes the preparation, printing and mailing of the Notice of Annual Meeting of Shareowners, the Proxy Statement and the proxy card, is to be borne by the Company. Arrangements will be made with brokers and other custodians, nominees and fiduciaries to forward the Company's solicitation materials to the beneficial owners of stock held of record and the Company will reimburse them for reasonable out-of-pocket expenses incurred. In addition, the Company has retained D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, to assist in the solicitation of proxies for a fee estimated at $10,000 plus reasonable out-of-pocket expenses. In addition to D. F. King & Co., Inc., regular employees of the Company may solicit proxies for which no additional compensation will be paid.

OTHER AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. Information as of particular dates concerning Directors and Officers of the Company, their remuneration and any material interest of such persons in transactions with the Company is disclosed in proxy statements distributed to shareowners of the Company and filed with the SEC.

Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's regional offices at 500 West Madison Street, Chicago, Illinois 60661 and at Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can be obtained from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, certain securities of the Company are listed on the New York Stock Exchange and the Pacific Stock Exchange where reports, proxy statements and other information concerning the Company may be inspected.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC IS AVAILABLE WITHOUT CHARGE TO SHAREOWNERS UPON WRITTEN REQUEST TO INVESTOR RELATIONS, LONG ISLAND LIGHTING COMPANY, 175 EAST OLD COUNTRY ROAD, HICKSVILLE, NEW YORK 11801. EXHIBITS TO THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC WILL BE FURNISHED UPON PAYMENT OF 25 CENTS PER PAGE.

                                          LONG ISLAND LIGHTING COMPANY

                                          /s/ KATHLEEN A. MARION
                                          KATHLEEN A. MARION
                                          Corporate Secretary

                                     LILCO
                                       LONG ISLAND LIGHTING

                            NOTICE OF ANNUAL MEETING
                                      AND
                                PROXY STATEMENT
                                      1995


[LOGO]
Printed on Recycled Paper

                         PROXY FOR COMMON SHARES
          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       LONG ISLAND LIGHTING COMPANY


The Shareowner hereby appoints, and if a participant in the Company's P Automatic Dividend Reinvestment Plan (ADRP) hereby authorizes and directs The Bank of New York as Agent to appoint, PHYLLIS S. VINEYARD, R JOHN H. TALMAGE and BASIL A. PATERSON and each or any of them with the
power of substitution as Proxies to vote, as designated herein, all        O
shares of Common Stock which the Shareowner is entitled to vote at the
Annual Meeting of Shareowners of the Company on May 24, 1995 and any       X
adjournments thereof. In their discretion, the Proxies are authorized to
vote upon such business as may properly come before the meeting.           Y

      THE SHARES REPRESENTED BY THIS PROXY, WHEN SIGNED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
SHAREOWNER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR ITEM TWO ON THE OTHER SIDE.

                  THIS PROXY IS CONTINUED ON THE OTHER SIDE.
               PLESE SIGN ON THE OTHER SIDE AND RETURN PROMTPLY.


THE SHARES REPRESENTED BY THIS PROXY WHEN SIGNED AND RETURNED WILL BE VOTED AS DIRECTED BY THE SHAREOWNER. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED FOR THE NOMINEES NAMED BELOW AND FOR ITEM TWO.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES NAMED BELOW AND FOR
                                   ITEM TWO.

ITEM ONE--  Election of the following nominees as Directors: W.J. Catacosinos, P.S. Vineyard, J.H. Talmage, B.A. Paterson, G.
            Bugliarello, G.J. Sideris. A.J. Barnes, R.L. Schmalensee, R.L. Caporali, P.O. Crisp, K.D. Ortega and V.L. Fuller.

            FOR ALL             WITHHELD for all          Withheld for the following only:
      nominees named above          nominees              (Write the name of the nominee(s) on the line below)
              / /                     / /
                                                          -------------------------------------------------------------------

ITEM TWO--  Appointment of Independent Auditors

            FOR         AGAINST         ABSTAIN
            / /           / /            / /

/ / Discontine mailing the Annual Report to this account.


                     PLEASE SIGN AND DATE BELOW

Date                                                         , 1995

- --------------------------------------------------------------------

Signature                                                     (L.S.)
- --------------------------------------------------------------------
Signature                                                     (L.S.)
- --------------------------------------------------------------------
                  Signature of Common Shareowner(s)

PLEASE SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE. IF SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD SO INDICATE. IF THE SIGNER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME, BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

[LILCO LOGO]   LONG ISLAND LIGHTING COMPANY

               EXECUTIVE OFFICES: 175 EAST OLD COUNTRY ROAD o HICKSVILLE, NEW YORK 11801

Dear Shareowner,

       You are cordially invited to attend our annual meeting of shareowners to be held at 3:00 p.m. on Wednesday May 24, 1995 at the Westbury Music Fair, Brush Hollow Road, Westbury, New York 11590. The middle third of this form is your admission card. Please bring the admission card with you if you plan to attend the annual meeting. The bottom third is your proxy card which we ask you to mark, sign and return in the enclosed envelope.

       Your participation is important to us. Please complete and return the enclosed proxy card at your earliest convenience.

       PLEASE NOTE: If you are a registered shareowner and duplicate copies of the Company's Annual Report are sent to your household, you may discontinue the mailing of such report to this account by checking the appropriate box on the proxy card.

                                                Sincerely,

                                                /s/ KATHLEEN A. MARION
                                                ----------------------
                                                Kathleen A. Marion
                                                Vice President &
                                                Corporate Secretary

                                ADMISSION CARD

       LILCO Annual Meeting of Shareowners -- May 24, 1995 -- 3:00 p.m.

Name(s):
         ----------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------

         ----------------------------------------------------------------------

Share Owned - Common                          No. of Shares:
                                                              -----------------


Dear Shareowner:

       Please bring this to the Annual Meeting. It will expedite your admittance when presented upon your arrival.

                                         Very truly yours,

                                         ----------------------
                                         Kathleen A. Marion
                                         Vice President &
                                         Corporate Secretary

     Westbury Music Fair -- Brush Hollow Road -- Westbury, New York 11590